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                                                                 EXHIBIT 10.37

16th September, 1998


UNDERLEASE
of Unit 16 Campbell Court Bramley Basingstoke Hampshire



LOWE AZURE LIMITED

and

N-Base EUROPE GmbH

and

MRV COMMUNICATIONS, Inc.







FLADGATE FIELDER
Walgate House
25 Church Street
Basingstoke
Hampshire RG21 7QQ
Tel: 01256 463044
Fax: 01256 471600
Ref: SST/st/DOC/O470

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UNDERLEASE dated 16th September 1998

BETWEEN

1) LOWE AZURE ADVERTISING LIMITED whose registered office is at ___________Street Basingstoke Hampshire RG21 7QQ ("the landlord")

2)     N-BASE EUROPE GmbH of Voltastrasse 6 D63128 Dietzenbach Germany ("the
       Tenant")

3) MRV COMMUNICATIONS INC.of 8917 Fullbright Avenue, Chatsworth, California 91311 USA ("the Surety")

1.     DEFINITIONS

       In this Lease:

       1.1 Whenever there is more than one tenant or surety all their obligations can be enforced against all of the tenants or sureties (as the case may be) jointly and against each individually.

       1.2 A reference to an Act of Parliament refers to that Act as it applies at the date of this lease and any later amendment or reenactment of it.

       1.3 "Interest" means a payment at four percent above the published base rate of Barclays Bank plc compounded on each quarter day and paid both before and after judgment or arbitration award. If another bank succeeds to the business of that bank the name of the successor is to be substituted for it. If the named bank ceases to trade in other circumstances the Landlord may nominate any member of the Bankers' Clearing House to take the place of the named bank.

       1.4 "the Superior Landlord" means the landlord from time to time in the Superior Lease.


       1.5 "the Superior Lease" means the Lease of the Property dated 29th September 1989 made between T A Fisher & Sons Limited(1) and the Landlord(2).


       1.6 Any obligation to pay money refers to a sum exclusive of value added tax ("VAT") and any VAT charged on it is payable in addition.
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2. DEMISE

       In exchange for the obligations undertaken by the Tenant:

       2.1 The Landlord lets the property described below ("the Property") to the Tenant for the period from the 30th April 1997 to the 20th September 2010 (subject to earlier determination as set out below) ("the Lease Period") on the Tenant agreeing to pay a rent of pound sterling29,500 a year (subject to review as set out below) (which sum shall be (subject to clause 3.3 hereof) exclusive of rates and service charge) ("the Basic Rent") and as further rent ("the Insurance Rent") the sums the Landlord spends each year during the Lease period:

              2.1.1 as required by the Superior Lease to reimburse the landlord under the superior Lease for the cost of insuring the Property and


              2.1.2 for insuring against 3 years loss of Basic Rent and (if the Landlord so desires) service charge under this Lease and

              2.1.3 any VAT payable on any payments reserved as rent in this Lease.

       2.2 The Property is Unit 16 Campbell Court, Campbell Road, Bramley Basingstoke Hampshire as described in the Superior Lease and is shown edged red on the plan annexed to the Superior Lease. It is let:

              2.2.1 with the benefit of the rights mentioned in the Superior Lease.

              2.2.2 subject to the rights of others mentioned in the Superior Lease.

              2.2.3 subject to all matters to which the Superior Lease is expressed to be subject.


3.     TENANT'S COVENANTS

       The tenant agrees with the Landlord:

       TO PAY RENTS

       3.1 To pay the Basic Rent by equal quarterly payments in advance on the usual quarter days by standing order (if the Landlord so requires) (the first and


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              last payments being proportionate sums if appropriate the first payment being made on the 30th of April, 1997

       3.2 To pay the Insurance Rent on the next quarter day after being notified of the amount of it

       3.3 To pay as additional rent as soon as the Landlord gives the Tenant written notice thereof a sum equal to the amount of service charge paid by the Landlord in respect of the Property under the Superior Lease from time to time and the Landlord hereby agrees to provide reasonable evidence as to the amount of service charges payable.

       3.4 Not to reduce any payment of rent by making any deduction from it or by setting any sum off against it.

       TO PAY INTEREST

       3.5 To pay Interest on any rent paid more than seven days after it falls due.


       TO COMPLY WITH SUPERIOR LEASE OBLIGATIONS

       3.6 To comply with the obligations undertaken in the Superior Lease by the person named in it as tenant except the obligation to pay rent and to keep the Landlord indemnified against all actions, proceedings, costs, claims, and demands in any way relating thereto.

       ALIENATION OF THE PROPERTY

       3.7    GENERAL

              3.7.1 Not to charge assign underlet share or dispose of occupation or possession of the Property or any part except for an assignment or an underletting of the whole which complies with the provisions of this clause.

              ASSIGNMENT OF WHOLE

              3.7.2 Not to assign the whole of the Property without the prior written consent of the Landlord (such consent not to be unreasonably withheld) provided that the Landlord shall be entitled (for the purposes of Section 19(1A) of the Landlord and Tenant Act 1927):

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                  SPECIFIC CIRCUMSTANCES WHERE CONSENT TO ASSIGN CAN BE WITHHELD

                     3.7.2.1 to withhold its consent in any of the following circumstances namely:

                              3.7.2.1.1 where the proposed assignee is an associated company of the Tenant. "Associated" in this context means where the proposed assignee is a subsidiary or holding company of the Tenant as defined in Section 736 of the Companies Act 1985 or where the Tenant has control (as defined in Section 840 of the Income and Corporation Taxes Act
                                             1988) of the proposed assignee.

                              3.7.2.1.2 where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to comply with the tenants covenants in this Lease.

                              3.7.2.1.3 where in the reasonable opinion of the Landlord the value of the Landlords interest in the Property or any other property within the vicinity of the Property would be diminished or otherwise adversely affected by the proposed assignment on the assumption (whether or not a fact) that the Landlord wishes to sell its interest the day following completion of the assignment of this Lease to the proposed assignee.

                              3.7.2.1.4 where the proposed assignee enjoys diplomatic or state immunity
                                             (unless it is the Government of the
                                             United Kingdom of Great Britain or
                                             Northern Ireland of any department
                                             thereof or the Crown).

                              3.7.2.1.5 where the proposed assignee is incorporated in or exists under the laws of or holds the largest proportion of its assets


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                                             within a jurisdiction which does
                                             not reciprocally and by simple
                                             registration enforce judgments of
                                             the United Kingdom civil courts.

                              3.7.2.1.6 where the Tenant fails to provide an unconditional undertaking from its solicitors to pay on demand all costs and disbursements (including irrecoverable VAT) which may be reasonably incurred by the Landlord in connection with the application for consent including (without prejudice to the generality of the foregoing) the costs of its solicitors surveyors and accountants employed by it to consider any reasonable aspect of the proposed assignment

                              3.7.2.1.7 where the Superior Landlord refuses its consent

                   SPECIFIC CONDITIONS IMPOSABLE ON GRANT OF CONSENT TO ASSIGN

                   3.7.2.2 to impose all or any of the following matters as a condition of its consent namely

                              3.7.2.2.1 the Tenant shall obtain the written
                                        consent of the Landlord not more than
                                        one month prior to the assignment.

                              3.7.2.2.2 the form of consent (which shall be by
                                        deed) shall be such as the Landlord
                                        shall reasonably require consistent with the requirement set out in this subclause 3.7.2

                              3.7.2.2.3 the assignee shall in the consent
                                        covenant with the Landlord to observe
                                        and perform all the tenants covenants
                                        and obligations and comply with the
                                        conditions, declarations, and provisos
                                        in this Lease

                              3.7.2.2.4 the Tenant and the Tenant's surety (if
                                        any) shall each execute and deliver to
                                        the Landlord prior to the assignment a
                                        deed of

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                                        guarantee being an authorized
                                        guarantee agreement within Section 16 of the Landlord and Tenant (Covenants) Act 1995 in the form set out in the Schedule hereto or such other form as is reasonably required by the Landlord.

                              3.7.2.2.5 the Tenant shall have paid to the
                                        Landlord all rents and other sums which
                                        have fallen due under this Lease and
                                        have remedied all other material
                                        breaches of the tenant's covenants and
                                        conditions in this Lease prior to the
                                        date of the assignment


                              3.7.2.2.6 the assignment shall not take place
                                        until any requisite consent of any
                                        Superior Landlord or mortgage has been
                                        obtained and any lawfully imposed
                                        condition of such consent satisfied

                              3.7.2.2.7 the Tenant will procure that the
                                        assignee provides (where the Landlord
                                        reasonably so requires);

                                        3.7.2.2.7.1 a respectable responsible
                                                  and financially sound surety
                                                  (other than the Tenant) who
                                                  shall be acceptable to the
                                                  Landlord (acting reasonably)
                                                  and who shall be resident in
                                                  England or Wales and able to
                                                  meet the surety's obligations
                                                  under this paragraph and who
                                                  guarantees to the Landlord the
                                                  payment of rents and
                                                  compliance with the tenant's
                                                  obligations under this Lease
                                                  such guarantee to be in the
                                                  form set out in Clause 6 of
                                                  this Lease with such
                                                  variations as the Landlord
                                                  shall reasonably require.

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

                                    3.7.2.2.7.2 any other security in England or
                                                Wales as the Landlord shall
                                                reasonably require for
                                                compliance by the assignee with
                                                its obligations to pay rent and
                                                comply with the Tenant's
                                                obligations under this Lease or
                                                by any surety of its obligations
                                                under its guarantee and in such
                                                form as the Landlord shall
                                                reasonably require.

                                    3.7.2.2.7.3 If the assignee or any surety is
                                                otherwise than a person resident
                                                and ordinarily resident in
                                                England or Wales or a company or
                                                other body incorporated or
                                                formed under English law or has
                                                no established place of business
                                                in England or Wales.

                                                3.7.2.2.7.3.1 an acknowledgment
                                                            that it irrevocably
                                                            submits to the
                                                            jurisdiction of the
                                                            English civil courts
                                                            in relation to all
                                                            matters arising
                                                            under this Lease or
                                                            such consent or any
                                                            security given to
                                                            the Landlord
                                                            pursuant to the
                                                            terms of this Lease;
                                                            and


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                                              3.7.2.2.7.3.2 an irrevocable
                                                            designation of a
                                                            firm of solicitors
                                                            in England or Wales
                                                            who shall at all
                                                            relevant times be a
                                                            valid address for
                                                            service of any
                                                            English civil court
                                                            proceedings or any
                                                            notice required to
                                                            be served under or
                                                            by virtue of this
                                                            Lease such
                                                            acknowledgment and
                                                            designation to be
                                                            included in any
                                                            consent granted
                                                            under this sub-
                                                            clause 3.7.2

        UNDERLETTING

        3.7.3 Not to underlet the whole of the Property without the prior written consent of the Landlord (such consent not to be unreasonably withheld) and then:

                3.7.3.1 Subject to the conditions set out in Clause 4(11) (c) of the Superior Lease

                3.7.3.2 by way of underlease containing an agreement to exclude
                        Sections 24-28 Landlord and Tenant Act 1954 in respect of which a court order in a court of competent jurisdiction has been obtained authorizing such exclusion (a certified copy of such order having




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                        been produced to the Landlord) containing provisions
                        relating to alienation in similar form to this Clause
                        3.7 but expressly forbidding any underletting of whole or part and requiring the consent of the Superior Landlord and the Landlord

        REGISTRATION OF DEALINGS AND KEYHOLDERS

        3.7.4   3.7.4.1 within one month after any assignment transfer
                        underlease or any other writing effecting or evidencing any transmission or devolution of the property or any part thereof or any interest therein and whether permitted or not and whether immediate mediate or derivative or within one month of the Property becoming empty or ceasing to be regularly occupied by the Tenant for the purpose of its business or any change in control of the Tenant (control being as defined in Section 840 Income and Corporation Taxes Act 1988) to give notice thereof in writing to the Landlord or its solicitors and to produce to them a certified copy of the assignment transfer or other document under which the same arises and pay a fee (plus VAT) for registration or noting thereof by the Landlord's solicitors. The fee during the first five years of the term shall be pound sterling25.

                3.7.4.2 to ensure that at all times the Landlord and its
                        managing agents have written notice of the name, home address, and home telephone number of two keyholders of the Property.

INDEMNITY

3.8 To indemnify and keep indemnified the Landlord from and against any liability in any way arising out of:

        3.8.1 the state of repair or condition of the Property insofar as the Tenant is liable therefore under the covenants herein contained

        3.8.2 any act of omission of the Tenant or its agents servants licensees or visitors


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        3.8.3   works of repair construction or alteration to the Property carried out by or on behalf of the Tenant

        3.8.4   the user of the Property

        3.8.5 the user of the vehicles in any car park by the Tenant or its agents servants licensees or visitors

        3.8.6 any breach by the Tenant of any covenant on the part of the Tenant of any condition herein contained

COST OF NOTICES

3.9 To pay all costs charges and expenses (including legal costs surveyors fees and other professional fees and disbursements and commission payable to a bailiff (plus VAT)) incurred by the Landlord:

        3.9.1 in or in contemplation of the preparation and service of any notice pursuant to or any proceeding under Section 146 and/or 147 of the Law of Property Act 1925 or otherwise (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said Section 146 or the said Section 147 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court.)

        3.9.2 incidental to or in contemplation of the preparation and service of any notice demand and/or schedule of dilapidations whether during or after the expiration or prior determination of the Term

        3.9.3 in the supervision or superintendence of any works to be carried out in pursuance of any notice and/or schedule of dilapidations whether or not such works shall be carried out during or after the expiration or prior determination of the Term

        3.9.4 in connection with the recovery of arrears of rent due from the Tenant, hereunder and/or in connection with or procuring the remedying of any breach of covenant on the part of the Tenant contained in this Lease.


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

        COST OF LICENSES

        3.10 to pay on a full indemnity solicitor and own client basis (including VAT) the proper legal charges and surveyors' fees of the Landlord and the fees of any other professional or contractor whom the Landlord considers in his absolute discretion necessary to advise it properly including the stamp duty on the licenses and counterparts and any other disbursements resulting from all applications by the Tenant for any consent of the Landlord required by this Lease whether or not such application is granted refused withdrawn or left in abeyance

        3.11 to give written notice to the Landlord within 7 days of any change in status of the Tenant under any legislation relating to VAT and in particular (but without prejudice to the (foregoing) if the Tenant (being a taxable person) ceases to be a taxable person or its use of the Property restricts VAT recovery on costs relating to that Property to less than 80%.

4.      LANDLORD'S COVENANTS

        The Landlord agrees with the Tenant:

        QUIET ENJOYMENT

        4.1 So long as the Tenant does not contravene any term of this Lease to allow the Tenant to possess and use the Property without interference from the Landlord any one who derives title from or trustee for the Landlord or anyone from whom the Landlord derives title

        TO PAY SUPERIOR LEASE RENTS

        4.2 To pay the rents payable under the Superior Lease in the manner set out in the Superior Lease

        TO ENFORCE SUPERIOR LEASE COVENANTS

        4.3 to take all reasonable steps at the request and cost of the Tenant to enforce promptly the obligations undertaken by the Superior Landlord in the Superior Lease


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

5.      PROVISOS

        The parties agree:

        FORFEITURE

        5.1 The landlord is entitled to forfeit this Lease by entering any part of the Property whenever the Tenant or the Surety:

                5.1.1 is fourteen days late in paying any rent even if it was not formally demanded.

                5.1.2   has not complied with any obligations in this Lease

                5.1.3 when one or more individuals: is are or one is adjudicated bankrupt or an interim receiver is appointed of the Property of the Tenant

                5.1.4 when a company: it goes into liquidation unless that is solely for the purpose of amalgamation or reconstruction when solvent (provided that such amalgamation or reconstruction is first approved by the Landlord (whose approval shall not be unreasonably withheld or delayed) an administrative receiver of it is appointed or any administration order is made in respect of it or any equivalent or similar event occurs in the jurisdiction of the Tenant's or Surety's country of origin.

        The forfeiture of this Lease does not cancel any outstanding obligation which the Tenant or the Surety owes the Landlord.

        ARBITRATION

        5.2 Any disputed matter referred to arbitration under this Lease is to be decided by arbitration under the Arbitration Acts 1950-1996 by a single arbitrator appointed by the parties to the dispute. If they do not agree on that appointment the then President of the Royal Institution of Chartered Surveyors may appoint the arbitrator at the request of any party.


        NOTICES

        5.3     5.3.1.  without prejudice to any other lawful method of service but subject to the provisions of Clause 5.3.2 all notices authorized by this deed or by statute to be served shall be served in

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                        accordance with the provisions of Section 196 of the Law
                        of Property Act 1925 and the Recorded Delivery Service Act of 1962.

                5.3.2 While the Tenant is N-Base Europe GmbH and the Surety is MRV Communications Inc any notice or process in any legal action or proceedings to be served on the Tenant or the Surety shall be deemed to be duly served if served on the Tenant or the Surety c/o Sheen Stickland, 4 High Street, Alton, Hampshire or at such other address in England and Wales as the Tenant shall have given written notice to the Landlord but otherwise in accordance with Clause 5.3.1

        YIELDING UP

        5.4 Following the expiry of this Lease (by effluxion of time or otherwise) the Tenant shall yield up the property in the state required by the provisions of this Lease.

        SUPERIOR LANDLORD'S CONSENT ETC.

        5.5     5.5.1   The powers rights matters and discretions excepted and
                        reserved to the Landlord under this Lease shall also be excepted and reserved to and be exercisable by any Superior Landlord its servants agents or workmen

                5.5.2 If the Tenant shall do or propose to do any matter or thing for which the consent of the Landlord and/or the Superior Landlord shall be required that Tenant shall bear the cost of obtaining such consent together with all solicitors' and surveyors' fees and disbursements in connection therewith (plus VAT) and shall indemnify the Landlord against the same

                5.5.3 Any provision in this Lease whereby the Landlord's consent is required shall be subject to the qualification that the Superior Landlord's consent is also required where so provided by any Superior Lease.

                5.5.4 The Landlord shall not be deemed to be unreasonably withholding consent in any matter where the Superior Landlord's consent is required and the Landlord is unable (having used reasonable endeavors but not having had to apply to Court for a declaration) to obtain it


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

        BREAK CLAUSE

        5.6     5.6.1    Either party may terminate this Lease on
                        [           ]2002 ("the First Break Date") or
                        [           ]2006 ("the Second Break Date") by serving
                        a notice in writing to that effect on the other not less than six months prior to the First Break Date or not less than twelve months prior to the Second Break Date and the Tenant shall give vacant possession to the Landlord on the First Break Date or the Second Break Date (as the case may be)

                        A notice served by the Tenant under this Clause shall not be effective (as the case may be):

                5.6.1.1 if on the day preceding the Second Break Date the Tenant shall not have paid to the Landlord a sum equal to the then current annual Basic Rent

                5.6.1.2 if either at the date of giving it or on the date of its expiry there shall be any arrears of rent due from the Tenant

                        Time is of the essence in the operation of this clause

                5.6.2. The Tenant may terminate this Lease by serving a Notice in writing to that effect on the Landlord at any time after the First Break Date whenever the Landlord:

                        5.6.2.1 when one or more individuals:

                                5.6.2.1.1 is are or one is adjudicated bankrupt
                                          or an interim receiver is appointed of
                                          the property of the Landlord

                        5.6.2.2 when a company:

                                5.6.2.2.1 it goes into liquidation unless that
                                          is solely for the purpose of
                                          amalgamation or reconstruction when
                                          solvent an administrative receiver of
                                          it is appointed or any equivalent or
                                          similar event occurs in the
                                          jurisdiction of the Landlord's country
                                          of origin



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

        EXCLUSION OF 1954 ACT

        5.7     Having been authorized to do so by an order of the Basingstoke
                County Court (No    ) made on the ______day of_____________1997
                the Landlord and the Tenant agree that the provisions of section 24 to 28 of the Landlord and Tenant Act 1954 are excluded in relation to this deed

        RELEASE OF LANDLORD

        5.8 The Landlord shall be released from all liability under this Lease on an assignment by the Landlord of its reversionary interest (subject always to Section 26(2) of the Landlord and Tenant (Covenants) Act 1995)

        CHOICE OF LAW AND SUBMISSION TO JURISDICTION

        5.9     5.9.1   The Lease shall be governed by and construed in
                        accordance in all respects with the laws of England and the parties hereby submit to the non-exclusive jurisdiction of the High Court of Justice in England in relation to all disputes and matters relating to these presents.

                5.9.2 To the extent that the Tenant is entitled to any right of immunity from any judicial proceedings from the granting of any form of relief in any proceedings from attachment to its property or assets or from execution of judgment on the grounds of sovereignty or otherwise in respect of any matter arising out of or relating to its obligations hereunder the Tenant irrevocably waives such right for the benefit of the Landlord and agrees not to invoke such right against the Landlord and consents to the giving of such relief for the issue of any such proceedings for process of attachment or execution by the Landlord and covenants to indemnify the Landlord against all costs and expenses incurred by the Landlord in enforcing any such judgment.

        SUSPENSION OF RENT

        5.10 During any period (not exceeding 3 years from the date of damage or destruction) when all or part of the Property cannot be put to its accustomed use because of damage from any risk against which the Superior Landlord shall have insured the Basic Rent, the Insurance Rent and the Service Charge is canceled or reduced as appropriate unless or to the


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

                extent that the insurers do not pay under the policy because of something done or not done by the Tenant its servants agents or invitees. Any dispute whether and how this clause applies is to be referred to arbitration.

6.      RENT REVIEW

        The Basic Rent stated in Clause 2.1 of this Lease is subject to review at the same times as the yearly rent reserved under the Superior Lease is required to be reviewed under Clause 7(1) of the Superior Lease (except 29th September 1993) and on the same terms as Clause 7 of the Superior Lease as if Clause 7 of the Superior Lease had been set out in full in this Lease (subject to such variations as are necessary) to the intent that the yearly rent stated in Clause 2.1 of this Lease will never be less than the yearly rent as agreed or determined pursuant to Clause 7(1) of the Superior Lease.

7.      SURETY COVENANT

        7.1 The Surety hereby covenants and guarantees with and to the Landlord as a primary obligation that the Tenant or the Surety will at all times pay the rents and all other sums reserved and made payable by this Lease in the manner and at the respective times appointed for payment thereof and will perform and observe all the covenants on the part of the Tenant and the conditions and provisions contained in this Lease and the Surety hereby indemnifies the Landlord against all claims demands losses damages costs and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any default by the Tenant in the payment of the said rents or other sums in the manner aforesaid or in the performance or observance of the said covenants and the conditions and provisions or any of them provided always that any neglect delay or forbearance on the part of the Landlord in enforcing or giving time to the Tenant for payment of the said rents or other sums or the performance or observances of any of the said covenants and conditions and provisions or any variation in the terms of this Lease or the transfer of the reversion immediately expectant on the term granted by this Lease or the release of anyone of the persons acting as the Surety (if more than one) from liability under this Lease or any other act omission matter or thing whatsoever whereby (but for this provision) the Surety would be exonerated either wholly or in part from this covenant and guarantee and indemnify (other than a release under seal given by the Landlord) shall not release or in any way lessen or affect the liability of the Surety hereunder.

        7.2 The Surety hereby further covenants with the Landlord that if this Lease is forfeited or if the Tenant goes into liquidation and the liquidator disclaims this Lease or if the Tenant is wound-up or ceases to exist (or if the Tenant for the time being is an individual and becomes bankrupt and the trustees in bankruptcy disclaim this Lease) or if this Lease is disclaimed by or on behalf of the Tenant under any statutory or other power the Surety will accept from and execute and deliver to the Landlord a counterpart of a new lease of the Demised Premises for a term commencing on the date of such disclaimer or other event putting an end to the effect of this Lease as aforesaid and continuing for the residue then remaining unexpired of the Term granted by this Lease such new lease to be at the cost of the Surety and to reserve the same rents and other sums as are then reserved and made payable by this Lease and to be subject to the same covenants conditions and provisions (including the provisions for the review of rent at the times and in manner contained in this Lease) as are contained in this Lease (with the exception of this clause) provided always that the Surety shall not be bound to accept any such new lease as aforesaid unless the Landlord within the period of ninety (90) days after it shall have been notified in writing of such disclaimer or other event as aforesaid serves upon the Surety a notice in writing requiring the Surety so to do.

        7.3 If the Landlord shall not require the Surety to take a new lease of the Property pursuant to paragraph 7.2 above the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the rents that would have been payable under this Lease but for the disclaimer or other event as aforesaid in respect of the period from the date of the said disclaimer or other event as aforesaid in respect of the period from the date of the said disclaimer or other event as aforesaid until the expiration of ninety (90) days therefrom or until the Property shall have been re-let by the Landlord whichever shall first occur.

IN WITNESS whereof this deed has been duly executed

                                  THE SCHEDULE
                   Authorised guarantee agreement (clause 3.7)


THIS GUARANTEE BY DEED is made the   o   day of   o   19 o

BETWEEN

    (1)      [        o        ] of [           o        ] ("Landlord"); and
    (2)      [        o        ] of [           o        ] ("Tenant")

By which it is agreed:

1.      DEFINITIONS

        1.1 "the Lease" means a lease of o dated o made between [the Landlord] of the first part o of the second part and o of the third part

        1.2     "the Assignee" means o of o

        1.3 "the Assignee's Obligations" means that Assignee's obligations to pay the rents and all other sums reserved and made payable by the Lease in the manner and at the respective times appointed for payment thereof and to observe all the covenants on the part of the tenant and the conditions and provisions contained in the Lease.

        1.4 "the Guarantee Period" means the period from the date hereof which ends when the Assignee is released from the Assignee's Obligations by virtue of Section 5 Landlord and Tenant (Covenants) Act 1995

2.      GUARANTEE

        The Guarantor hereby covenants and guarantees with and to the Landlord as a primary and independent obligation that the Assignee will during the Guarantee Period comply with the Assignee's Obligations.

3.      SAVINGS

        The Guarantor's liability under the foregoing clause shall not be affected by:

        3.1 any neglect delay or forbearance on the part of the Landlord in enforcing or giving time to the Assignee to comply with the Assignee's Obligations

        3.2 the transfer by the Landlord of the reversion immediately expectant on the term granted by the Lease

        3.3 the release of any or all of the persons acting as surety for the Tenant under the Lease.

4.      OBLIGATION TO TAKE LEASE

        4.1 The Guarantor agrees with the Landlord that if the Lease is disclaimed and the Landlord within a period of ninety days after it shall have been notified in writing of such disclaimer serves on the Guarantor a notice in writing requiring the Guarantor to take up a new lease in accordance with the terms of this clause the Guarantor will accept from and execute and deliver to the Landlord a counterpart of a new lease of the premises demised by the Lease for a term commencing on the date of such disclaimer and continuing for the residue then unexpired of the term granted by the Lease such new lease to be at the cost of the Guarantor and to be subject to obligations similar to the Assignee's Obligations and otherwise on similar terms as the Lease as subsist at the date of but immediately prior to such disclaimer.


Delivered as a deed on the date of this document

EXECUTED as a Deed by        )
LOWE AZURE LIMITED           )
acting by its director and   )
secretary or two directors   )


/s/ [Signature Illegible]     Director

/s/ [Signature Illegible]     Director/Secretary

[LETTERHEAD/FACSIMILE COVER SHEET]


2 Manor Court, High Street
Harmondsworth, Middlesex, UB7 0AQ United Kingdom
Telephone: 0181 564 0564 - Fax 0181 564 0501


Date:       March 23, 1999

From:       John Hawkins

Pages:      2 (Including this one)

TO:         DAVE MAGUIRE

FAX NUMBER: 001 978 952 5010

cc:

SUBJECT:    Remaining Part of lease

Dave

Please find the remaining part of the lease. I have also sent it to Lyran

Regards

John

EXECUTED as a Deed by        )
N-BASE EUROPOE GmbH          )         /s/ [Signature Illegible]
acting by its director and   )
secretary                    )


EXECUTED as a Deed by        )         /s/ EDMUND GLAZER, CFO
MRV COMMUNICATIONS Inc.      )